Nationwide Life Insurance Company: • Nationwide Variable Account - II

Prospectus supplement dated August 10, 2011 to
Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold,
M&T All American Gold and Wells Fargo Gold prospectus dated May 1, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The first paragraph of the “Death Benefit Options” section is amended as follows:

For an additional charge, an applicant may elect one of the following death benefit options, depending on when the contract is issued.  The charge associated with each option will be assessed until annuitization and will be assessed on Variable Account allocations only.

Number (3) under the “Spousal Protection Feature” section is amended as follows:

(3)           (a)  Both spouses must be age 85 or younger at the time the contract is issued for the standard death benefit;

(b)  Both spouses must be age 80 or younger at the time the contract is issued for the One-Year Enhanced Death Benefit II
       Option or the Combination Enhanced Death Benefit Option;

(c)  Both spouses must be age 75 or younger at the time the contract is issued for the One-Month Enhanced Death Benefit
      Option;